CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Supplemental Agreement No. 10

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of September 20, 2018, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft); and

WHEREAS, Customer has requested Boeing to reschedule certain Option Aircraft deliveries and amend the exercise lead times of certain Option Aircraft. [***]

WHEREAS, Customer and Boeing agree to reschedule certain Option Aircraft and amend the exercise lead times as listed below;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
[***]

1.Purchase Agreement Table of Contents:

    Remove and replace, in its entirety, the Purchase Agreement “Table of Contents”, with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 10.

2.Letter Agreements.

    Letter Agreement ASA-PA-3866-LA-09439R3 entitled “Special Matters – Models 737-8 and 737-9”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09439R4, attached hereto [***].

Supplemental Agreement No. 10 to
Purchase Agreement No. 3866

    Letter Agreement ASA-PA-3866-LA-09440R2 entitled “Option Aircraft”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09440R3, attached hereto [***].

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY        ALASKA AIRLINES, INC.

By:                By:

Its: Attorney-In-Fact        Its:_______________________

[***]